Equity	12 Months Ended
Dec. 31, 2022
Equity [Abstract]
Equity
Note 13.- Equity

As of December 31, 2022, the share capital of the Company amounts to $11,605,513 ($11,240,297 as of December 31, 2021) represented by 116,055,126 ordinary shares (112,402,973 shares as of December 31, 2021) fully subscribed and disbursed with a nominal value of $0.10 each, all in the same class and series. Each share grants one voting right.

Algonquin owns 42.2% of the shares of the Company and is its largest shareholder as of December 31, 2022. Algonquin’s voting rights and rights to appoint directors are limited to 41.5% and the difference between Algonquin´s ownership and 41.5% will vote replicating non-Algonquin’s shareholders’ vote.

On December 11, 2020, the Company closed an underwritten public offering of 5,069,200 ordinary shares, including 661,200 ordinary shares sold pursuant to the full exercise of the underwriters’ over-allotment option, at a price of $33 per new share. Gross proceeds were approximately $167 million. Given that the offering was issued through a subsidiary in Jersey, which became wholly owned by the Company at closing, and subsequently liquidated, the premium on issuance was credited to a merger reserve account (Capital reserves), net of issuance costs, for $161 million. Additionally, Algonquin committed to purchase 4,020,860 ordinary shares in a private placement in order to maintain its previous equity ownership of 44.2% in the Company. The private placement closed on January 7, 2021. Gross proceeds were approximately $133 million ($131 million net of issuance costs).

During the first quarter of 2021, the Company changed the accounting treatment applied to its existing long-term incentive plans granted to employees from cash-settled to equity-settled in accordance with IFRS 2, Share-based Payment, as a result of incentives being settled in shares. The liability recognized for the rights vested by the employees under such plans at the date of this change, was reclassified to equity within the line “Accumulated deficit” for approximately $9 million. The settlement in shares was approved by the Board of Directors on February 26, 2021, and the Company issued 141,482 new shares to its employees up to December 31, 2021, to settle a portion of these plans. During the year 2022, the Company issued 228,560 new shares under such incentive plans.

On August 3, 2021, the Company established an “at-the-market program” and entered into a distribution agreement with J.P. Morgan Securities LLC, as sales agent, under which the Company may offer and sell from time to time up to $150 million of its ordinary shares. The Company also entered into an agreement with Algonquin pursuant to which the Company has offered Algonquin the right but not the obligation, on a quarterly basis, to purchase a number of ordinary shares to maintain its percentage interest in Atlantica at the average price of the shares sold under the distribution agreement in the previous quarter (the “ATM Plan Letter Agreement”). On February 28, 2022, the Company established a new “at-the-market program” and entered into a distribution agreement with BofA Securities, MUFG and RBC Capital Markets, as its sales agents, under which the Company may offer and sell from time to time up to $150 million of its ordinary shares. Upon entry into the distribution agreement, the Company terminated its prior “at-the-market program” established on August 3, 2021 and the related distribution agreement dated such date, entered into with J.P. Morgan Securities LLC. During the year 2022, the Company sold 3,423,593 shares (1,613,079 shares during the year 2021) at an average market price of $33.57 ($38.43 in 2021) pursuant to its distribution agreement, representing net proceeds of $114 million ($61 million in 2021). Pursuant to the ATM Plan Letter Agreement, the Company delivers a notice to Algonquin quarterly in order for them to exercise their rights thereunder.

Atlantica´s reserves as of December 31, 2022 are made up of share premium account and capital reserves. The share premium account reduction by $200 million during the year 2021, increasing capital reserves by the same amount, was made effective upon the confirmation received from the High Court in the UK, pursuant to the Companies Act 2006.

Other reserves primarily include the change in fair value of cash flow hedges and its tax effect.

Accumulated currency translation differences primarily include the result of translating the financial statements of subsidiaries prepared in a foreign currency into the presentation currency of the Company, the U.S. dollar.

Accumulated deficit primarily includes results attributable to Atlantica.

Non-controlling interests fully relate to interests held by JGC in Solacor 1 and Solacor 2, by Idae in Seville PV, by Itochu Corporation in Solaben 2 and Solaben 3, by Algerian Energy Company, SPA and Sacyr Agua S.L. in Skikda, by Algerian Energy Company, SPA in Tenes, by Industrial Development Corporation of South Africa (IDC) and Kaxu Community Trust in Kaxu, by Algonquin Power Co. in AYES Canada, and by partners of the Company in the Chilean renewable energy platform in Chile PV 1, Chile PV 2 and Chile PV 3.

Additional information of subsidiaries including material non-controlling interests as of December 31, 2022 and 2021, is disclosed in Appendix IV.

Dividends declared during the year 2022 by the Board of Directors of the Company were as follows:

Declared	Payable	Amount ($) per share
February 28, 2023	March 25, 2023	0.445
November 8, 2022	December 15, 2022	0.445
August 2, 2022	September 15, 2022	0.445
May 5, 2022	June 15, 2022	0.44
February 25, 2022	March 25, 2022	0.44

Dividends declared during the year 2021 by the Board of Directors of the Company were as follows:

Declared	Payable	Amount ($) per share
November 9, 2021	December 15, 2021	0.435
July 30, 2021	September 15, 2021	0.43
May 4, 2021	June 15, 2021	0.43
February 26, 2021	March 22, 2021	0.42

In addition, the Company declared dividends and distributions to non-controlling interests, primarily to Algonquin (interests in Amherst through AYES Canada, see Note 7) for $20.4 million in 2022 ($17.3 million in 2021), JGC for $10.4 million in 2022 ($0.5 million in 2021), Algerian Energy Company for $5.4 million in 2022 ($6.6 million in 2021), IDC and Kaxu Community Trust for $5.8 million in 2022 (nill in 2021) and Itochu for $3.5 million in 2022 ($5.7 million in 2021).

As of December 31, 2022 and December 31, 2021, there was no treasury stock and there have been no transactions with treasury stock during the years then ended.